Fixed Assets, Net (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment [Line Items]
Computer equipment and software	$ 7,255	$ 6,762
Office furniture and equipment	1,429	1,386
Automobiles	43	43
Leasehold improvements	1,797	1,730
Property, Plant and Equipment, Gross, Total	10,524	9,921
Less accumulated depreciation	(9,139)	(8,286)
Fixed assets, net	$ 1,385	$ 1,635